PITCAIRN FUNDS (THE "TRUST")

                        Supplement dated December 3, 2003
            to the Prospectus and Statement of Additional Information
                            dated February 28, 2003

This Supplement will notify you that shares of one or more of the Funds are now available for purchase by customers and clients of selected broker-dealers or their designees, in addition to clients of Pitcairn Trust Company, and provides related information. The following information updates the disclosure in the Funds' Prospectus and Statement of Additional Information ("SAI") dated February 28, 2003, as indicated.

PROSPECTUS
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HOW TO READ THIS PROSPECTUS
---------------------------

The following paragraph replaces the first paragraph under the heading "HOW TO READ THIS PROSPECTUS," which appears on the Inside Cover page of the Prospectus:

Pitcairn Funds (the "Trust"), whose investment adviser is Pitcairn Investment Management (the "Adviser"), offers nine separate mutual funds (each a "Fund," collectively, "Funds"). Of these Funds, seven - The Equity Funds - invest primarily in equity securities. The remaining two Funds - The Fixed Income Funds
- invest primarily in fixed income securities. The Funds have individual investment goals and strategies. All Funds are offered to clients of Pitcairn Trust Company and one or more Funds may be available to clients and customers of selected broker-dealers or their designees. This prospectus gives you important information about each of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

SHAREHOLDER SERVICES AGREEMENTS
-------------------------------

The following heading and disclosure replace the heading "SHAREHOLDER SERVICES AGREEMENT" and accompanying text at page 37 of the Prospectus:

SHAREHOLDER SERVICES AGREEMENTS

The Board of Trustees of the Trust has approved shareholders services agreements (the "Agreements") with PTC and one or more selected broker-dealers (together the "Service Providers") whereby the Service Providers provide certain shareholder services, which may include: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. These Agreements may be terminated by either party.

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Pursuant  to the  agreement  with  PTC,  each  Fund is  authorized  to pay PTC a quarterly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund held of record by PTC for its clients. All expenses incurred by the Funds in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

Pursuant to the Agreement(s) with other service providers, the Select Growth Fund is authorized to pay a Service Provider fees agreed upon with the Service Provider, up to a maximum of 0.25% of the average net asset value of the shares of the Fund held of record by the Service Provider.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
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HOW TO PURCHASE FUND SHARES

The following updates the disclosure under "HOW TO PURCHASE FUND SHARES" at page 38 of the Prospectus, to read as follows:

The Funds are available for purchase by clients of Pitcairn Trust Company and by clients and customers of selected broker-dealers or their designees.

The Funds do not offer their shares for sale outside of the United States. Shares of one or more of the Funds may not be available for sale in every state. Specifically, shares of Funds other than the Select Growth Fund currently are not available for sale in the states of Nebraska and New Hampshire.

Clients of Pitcairn Trust Company may purchase shares through their accounts by calling 1-800-214-6744. A Fund cannot accept third-party checks, credit cards, credit card checks or cash for such purchases. Arrangements should be made to purchase shares through your account at Pitcairn Trust Company.

GENERAL INFORMATION

The following updates the disclosure under "GENERAL INFORMATION" at page 38 of the Prospectus to read as follows:

You may purchase or redeem shares on any day that the NYSE is open for business (a "Business Day"). A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase or redemption order in good order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m.

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Eastern  time).  So, for you to receive the current  Business  Day's NAV, a Fund must receive your purchase or redemption order in good order before 4:00 p.m. Eastern time.

The following heading and accompanying text are inserted at page 38 of the Prospectus, following the discussion of "GENERAL INFORMATION":

BROKER-DEALER'S RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Funds have authorized certain broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker-dealer or, if applicable, a broker-dealer's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker-dealer or the broker-dealer's authorized designee. Please note that the Securities and Exchange Commission has proposed rules that, if adopted, would require a change in these procedures.

HOW TO SELL YOUR FUND SHARES

The following updates the disclosure under "HOW TO SELL YOUR FUND SHARES" at page 38 of the Prospectus, to read as follows:

Holders of shares may sell shares by following the procedures established when they opened their account or accounts. For clients of Pitcairn Trust Company, if you have questions, call 1-800-214-6744. If you own your shares through an account with a broker-dealer or other institution, contact your broker-dealer or institution to sell your shares.

If you own your shares directly, you may sell your shares by contacting a Fund directly by mail or telephone at 1-800-214-6744. The sale price of each share will be the next NAV determined after the Fund receives your request.

REDEMPTION IN KIND

The following replaces the disclosure under "REDEMPTIONS IN KIND" at page 39 of the Prospectus to read as follows:

For all Funds except the Selective Growth Fund, we generally pay sale (redemption) proceeds in cash, but we reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If we make payment in securities, we will value the securities in the same manner as we value the securities in computing the Fund's net asset value. We may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as any

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taxes on any capital  gains you may realize  from the sale,  or from the sale of securities you receive.

The Selective Growth Fund has elected to be governed by Rule 18f-1 under the 1940 Act and has filed Form N-18F-1, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Selective Growth Fund. We reserve the right to pay redemption proceeds in kind if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Selective Growth Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Selective Growth Fund and its shareholders.

The following headings and accompanying text are inserted at page 39 of the Prospectus, following the discussion of "HOW TO EXCHANGE YOUR SHARES":

TRANSACTIONS THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

SMALL OR INACTIVE ACCOUNTS

We reserve the right to close any account that does not meet minimum investment requirements or which is inactive. The current minimum is $2,500 for accounts maintained by Pitcairn Trust Company for its clients. Third parties, such as broker-dealers, may impose a different minimum for accounts maintained by them. We will give you 60 days' notice to increase your account balance to the required minimum before we close your account and send you the proceeds.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

SHAREHOLDER SERVICES AGREEMENT

The heading and accompanying text are updated to reflect the information discussed above.

PERFORMANCE
The following updates disclosure under "PERFORMANCE" at page 48, to read as follows:

The Funds may, from time to time compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of one or more of the Funds may be compared in publications to the performance of various indices and investments for which

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reliable  performance  data is available.  The performance of one or more of the
Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

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